Exhibit 10.4(d)

IDEAYA BIOSCIENCES, INC.

2015 EQUITY INCENTIVE PLAN

STOCK PURCHASE RIGHT GRANT NOTICE AND

RESTRICTED STOCK PURCHASE AGREEMENT

Pursuant to its 2015 Equity Incentive Plan (the “Plan”), Ideaya Biosciences, Inc., a Delaware corporation (the “Company”), hereby grants to the Purchaser listed below (“Purchaser”), the right to purchase the number of shares of the Company’s Common Stock set forth below (the “Shares”) at the purchase price set forth below (the “Stock Purchase Right”). This Stock Purchase Right is subject to all of the terms and conditions set forth herein, in the Plan and in the certain Restricted Stock Purchase Agreement attached hereto as Exhibit A (the “Restricted Stock Purchase Agreement”), each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Purchase Right Grant Notice (the “Grant Notice”) and the Restricted Stock Purchase Agreement.

Purchaser:

Date of Grant:

Vesting Start Date:

Purchase Price per Share:

Number of Shares:

Vesting Schedule:

The Shares subject to this Stock Purchase Right shall vest and be released from the Company’s Repurchase Option, as set forth in the Restricted Stock Purchase Agreement, according to the following schedule:

[25% of the Shares shall be released from the Company’s Repurchase Option (as defined in the Restricted Stock Purchase Agreement) on the each anniversary of the Vesting Start Date so that 100% of the Shares shall be released from such Repurchase Option on the fourth (4th) anniversary of the Vesting Start Date, subject to Purchaser not experiencing a Termination of Service through each such vesting date.]

Termination Date:	This Stock Purchase Right shall terminate if not exercised prior to the thirty-first (31st) day following the Date of Grant set forth above.

By his or her signature and the Company’s signature below, Purchaser agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Purchase Agreement and this Grant Notice. Purchaser has reviewed the Restricted Stock Purchase Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands the provisions of this Grant Notice, the Restricted Stock Purchase Agreement and the Plan. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Purchase Agreement. If Purchaser is married or in a registered domestic partnership, his or her spouse or registered domestic partner has signed the Consent of Spouse or Domestic Partner attached to this Grant Notice as Exhibit D.

IDEAYA BIOSCIENCES, INC.:	PURCHASER:

By:	By:

Print Name:	Print Name:

Title:	Title:

Address:	Address:

Signature Page to Ideaya Biosciences, Inc. Stock Purchase Right Grant Notice

EXHIBIT A

TO STOCK PURCHASE RIGHT GRANT NOTICE

RESTRICTED STOCK PURCHASE AGREEMENT

Pursuant to the Stock Purchase Right Grant Notice (the “Grant Notice”) to which this Restricted Stock Purchase Agreement (this “Agreement”) is attached, Ideaya Biosciences, Inc., a Delaware corporation (the “Company”), has granted to Purchaser (as defined in the Grant Notice) the right to purchase the number of shares of Restricted Stock under the Company’s 2015 Equity Incentive Plan (the “Plan”) indicated in the Grant Notice.

1. General.

(a) Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

(b) Incorporation of Terms of Plan. The Shares are subject to the terms and conditions of the Plan, which is incorporated herein by reference.

2. Grant of Restricted Stock.

(a) Grant of Restricted Stock. In consideration of Purchaser’s agreement to remain in the employ of the Company or its subsidiaries, if Purchaser is an Employee, or to continue to provide services to the Company or its subsidiaries, if Purchaser is a Consultant, or to serve as a Director, if Purchaser is a Director, and for other good and valuable consideration, effective as of the Date of Grant set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to Purchaser the right to purchase the Shares at any time prior to the Termination Date set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement.

(b) Purchase Price. The purchase price of the Shares shall be as set forth in the Grant Notice, without commission or other charge (the “Purchase Price”). Unless otherwise determined by the Administrator and in accordance with the terms of the Plan, the Purchase Price shall be paid by cash or check.

(c) Issuance of Shares. The issuance of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as the Company and Purchaser shall agree (the “Issuance Date”). Subject to the provisions of Section 3 below, on the Issuance Date, the Company shall issue the Shares (which shall be issued in Purchaser’s name).

(d) Conditions to Issuance of Shares. The Shares, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any Shares prior to fulfillment of all of the following conditions:

(i) The admission of such Shares to listing on all stock exchanges on which the Company’s Common Stock is then listed; and

(ii) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

(iii) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

(iv) The receipt by the Company of full payment for such Shares, including payment of all amounts which, under federal, state or local tax law, the Company (or other employer corporation) is required to withhold upon issuance of such Shares; and

(v) The lapse of such reasonable period of time following the Issuance Date as the Administrator may from time to time establish for reasons of administrative convenience.

(e) Consideration to the Company. In consideration of the issuance of the Shares by the Company, Purchaser agrees to render faithful and efficient services to the Company or any subsidiary. Nothing in the Plan or this Agreement shall confer upon Purchaser any right to (a) continue in the employ of the Company or any subsidiary or shall interfere with or restrict in any way the rights of the Company and its subsidiaries, which are hereby expressly reserved, to discharge Purchaser, if Purchaser is an Employee, or (b) continue to provide services to the Company or any subsidiary or shall interfere with or restrict in any way the rights of the Company or its subsidiaries, which are hereby expressly reserved, to terminate the services of Purchaser, if Purchaser is a Consultant, at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company and Purchaser.

3. Repurchase Option.

(a) If Purchaser ceases to be a Service Provider for any reason, including for cause, death and Disability, the Company or its assignee shall have the right and option to purchase from Purchaser, or Purchaser’s personal representative, as the case may be, all of Purchaser’s Unreleased Shares (as defined below) as of the date on which Purchaser ceases to be a Service Provider at the purchase price paid by Purchaser for such Shares in connection with the Stock Purchase Rights (the “Repurchase Option”).

(b) The Company may exercise its Repurchase Option by delivering, personally or by registered mail, to Purchaser (or his or her transferee or legal representative, as the case may be), within ninety (90) days of the date on which Purchaser ceases to be a Service Provider, a notice in writing indicating the Company’s intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office. At the closing, the holder of any certificates for the Unreleased Shares being transferred shall deliver the stock certificate or certificates evidencing the Unreleased Shares, and the Company shall deliver the purchase price therefor.

(c) At its option, the Company may elect to make payment for the Unreleased Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Purchaser stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

(d) If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the date on which Purchaser ceases to be a Service Provider, the Repurchase Option shall terminate.

(e) One hundred percent (100%) of the Shares shall initially be subject to the Repurchase Option. The Shares shall be released from the Repurchase Option in accordance with the Vesting Schedule set forth in the Grant Notice until all Shares are released from the Repurchase Option. Fractional Shares shall be rounded to the nearest whole share.

(f) Any Shares which from time to time have not yet been released from the Company’s Repurchase Option pursuant to Section 3(e) above shall be referred to herein as “Unreleased Shares.”

4. Transferability of the Shares; Escrow.

(a) Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company from time to time, to transfer the Unreleased Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

(b) To ensure the availability for delivery of Purchaser’s Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 3 above, Purchaser hereby appoints the Secretary, or any other person designated by the Company from time to time as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unreleased Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company from time to time, any share certificate(s) representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit B. The Unreleased Shares and stock assignment shall be held by the Secretary, or such other person designated by the Company from time to time, in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit C hereto, until the Company exercises its Repurchase Option as provided in Section 3 above, until such Unreleased Shares are vested, or until such time as the Repurchase Option no longer is in effect. As a further condition to the Company’s obligations under this Agreement, the spouse or registered domestic partner of Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse or Domestic Partner attached hereto as Exhibit D. Upon vesting of the Unreleased Shares, the escrow agent shall promptly deliver to Purchaser any certificate or certificates representing such Shares in the escrow agent’s possession belonging to Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates, if any, as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

(c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

(d) Transfer or sale of the Shares is subject to restrictions on transfer imposed by Section 5 of this Agreement and any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all of the provisions hereof and shall acknowledge the same by signing a copy of this Agreement. Any transfer or attempted transfer of any of the Shares not in accordance with the terms of this Agreement shall be void and the Company may enforce the terms of this Agreement by stop transfer instructions or similar actions by the Company and its agents or designees.

5. Purchaser’s Rights to Transfer Shares.

(a) Company’s Right of First Refusal. Before any Shares held by Purchaser or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (each, a “Transfer”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares proposed to be Transferred on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”). In the event the Company’s charter, bylaws and/or a stockholders’ agreement applicable to the Shares contain a right of first refusal with respect to the Shares, such right of first refusal shall apply to the Shares to the extent such provisions are more restrictive than the Right of First Refusal set forth in this Section 5 and the Right of First Refusal set forth in this Section 5 shall not in any way restrict the operation of the Company’s charter, bylaws or the operation of any applicable stockholders’ agreement.

(i) Notice of Proposed Transfer. In the event any Holder desires to Transfer any Shares, the Holder shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be Transferred to each Proposed Transferee; and (D) the price for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer such Shares at the Offered Price to the Company or its assignee(s).

(ii) Exercise of Right of First Refusal. Within twenty-five (25) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees by delivery of a written exercise notice to the Holder. The purchase price shall be determined in accordance with Section 5(a)(iii) hereof.

(iii) Purchase Price. The purchase price (“Repurchase Price”) for the Shares repurchased under this Section 5 shall be the Offered Price. Should the Offered Price specified in the Notice be payable in property other than cash, the Company or its assignee shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property, as determined by the Administrator.

(iv) Payment. Payment of the Repurchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check or wire transfer), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within five (5) days after receipt of the Notice or in the manner and at the times mutually agreed to by the Company and the Holder.

(v) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be Transferred are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within sixty (60) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any Applicable Laws and the Proposed Transferee agrees in writing that the provisions of this Section 5 and the Restricted Stock Purchase Agreement, if applicable, shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such 60-day period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred.

(b) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 5 notwithstanding and to the extent permitted by the Administrator, the Transfer of any or all of the Shares during Purchaser’s lifetime or upon Purchaser’s death by will or intestacy to Purchaser’s Immediate Family or a trust for the benefit of Purchaser’s Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of the Plan, this Agreement and any other applicable agreements, and there shall be no further Transfer of such Shares except in accordance with the terms of this Section 5 (or otherwise as expressly provided under the Plan).

(c) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to all Shares if the Company becomes a Publicly Listed Company upon such occurrence.

6. Ownership, Voting Rights, Duties. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

7. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

8. Notices. Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at its principal executive office.

9. Survival of Terms. This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

10. Section 83(b) Election for Unreleased Shares. Purchaser hereby acknowledges that he or she has been informed that, with respect to the purchase of Unreleased Shares, that unless an election is filed by Purchaser with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within thirty (30) days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to Purchaser, measured by the excess, if any, of the fair market value of the Shares, at the time the Company’s Repurchase Option lapses over the purchase price for the Shares. Purchaser represents that Purchaser has consulted any tax consultant(s) Purchaser deems advisable in connection with the purchase of the Shares or the filing of the Election under Section 83(b) and similar tax provisions.

PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER’S BEHALF.

11. Representations. Purchaser has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that Purchaser (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

12. Restrictive Legends and Stop-Transfer Orders.

(a) Any share certificate(s) evidencing the Shares issued hereunder shall be endorsed with the following legends and any other legends that may be required by state or federal securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REPURCHASE IN FAVOR OF IDEAYA BIOSCIENCES, INC. (THE “COMPANY”) AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND HAVE THEY BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

(b) Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) The Company shall not be required: (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

13. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

14. Conformity to Securities Laws. Purchaser acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Shares are to be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. Purchaser shall not transfer in any manner the Shares issued pursuant to this Agreement, without regard to whether such Shares are no longer subject to the Repurchase Option, unless (i) the transfer is pursuant to an effective registration statement under the Securities Act, or the rules and regulations in effect thereunder or (ii) counsel for the Company shall have reasonably concluded that no such registration is required because of the availability of an exemption from registration under the Securities Act.

15. Lock-Up Period. Purchaser hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Purchaser shall not, directly or indirectly, sell or otherwise transfer any Shares or other securities of the Company during a period of up to 180 days (the “Lock-Up Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Lock-Up Period and these restrictions shall be binding on any transferee of such Shares. Notwithstanding the foregoing, the 180-day period may be extended for up to such number of additional days as is deemed necessary by the Company or the Managing Underwriter to continue coverage by research analysts in accordance with NASD Rule 2711 or any successor rule.

16. Further Instruments. Purchaser hereby agrees to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement including, without limitation, the Investment Representation Statement, in the form attached to the Grant Notice as Exhibit E.

17. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

18. Rules Particular To Specific Countries.

(a) Generally. Generally. Purchaser shall, if required by the Administrator, enter into an election with the Company or a subsidiary (in a form approved by the Company) under which any liability to the Company’s (or a subsidiary’s) Tax Liability, including, but not limited to, National Insurance Contributions (“NICs”) and Fringe Benefit Tax (“FBT”), is transferred to and met by Purchaser. For purposes of this Section 18, Tax Liability shall mean any and all liability under applicable non-U.S. laws, rules or regulations from any income tax, the Company’s (or a subsidiary’s) NICs, FBT or similar liability and Purchaser’s NICs, FBT or similar liability under non-U.S. laws that are attributable to: (A) the grant of, or any other benefit derived by the Purchaser from the Shares; (B) the acquisition by Purchaser of the Shares; or (C) the disposal of any Shares acquired.

(b) Tax Indemnity. Purchaser shall indemnify and keep indemnified the Company and any of its subsidiaries from and against any Tax Liability.

* * * * *

EXHIBIT B

STOCK ASSIGNMENT

FOR VALUE RECEIVED I,                             , hereby sell, assign and transfer unto                                                                                                                                    (                    ) shares of the Common Stock of Ideaya Biosciences, Inc. registered in my name on the books of said corporation [represented by Certificate No.              herewith] and do hereby irrevocably constitute and appoint                                                                                            to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between Ideaya Biosciences, Inc. and the undersigned dated                             ,             .

Dated:                                 ,

Signature:

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Restricted Stock Purchase Agreement, without requiring additional signatures on the part of Purchaser.

EXHIBIT C

JOINT ESCROW INSTRUCTIONS

                         ,

Secretary

Ideaya Biosciences, Inc.

c/o 5AM Ventures

2200 Sand Hill Rd # 110

Menlo Park, CA 94025

Dear Secretary,

As Escrow Agent for both Ideaya Biosciences, Inc. (the “Company”) and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (“Agreement”) between the Company and the undersigned, in accordance with the following instructions:

1. In the event the Company or any entitled parties (referred to collectively for convenience herein as the “Company”) exercises the Company’s Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the same, together with any certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or a combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s Repurchase Option.

3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute, with respect to such securities, all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3 and to the terms of the Agreement, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4. Upon written request of Purchaser, but no more than once per calendar year, unless the Company’s Repurchase Option has been exercised, you will deliver to Purchaser a certificate or certificates representing the number of shares of stock as are not then subject to the Company’s Repurchase Option or will provide Participant evidence that such shares have been duly entered into the records of the Company. Within one hundred twenty (120) days after Purchaser ceases to be a Service Provider, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or any other entitled parties pursuant to exercise of the Company’s Repurchase Option or will provide Participant evidence that such shares have been duly entered into the records of the Company.

5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10. You shall not be liable for the expiration of any rights under any applicable state, federal or local statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.

11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

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12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at such addresses as a party may designate by written notice to each of the other parties hereto.

16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, excluding that body of law pertaining to conflicts of law.

(Signature Page Follows)

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IN WITNESS WHEREOF, these Joint Escrow Instructions shall be effective as of the date first set forth above.

IDEAYA BIOSCIENCES, INC.

By:

Name:

Title:

PURCHASER

By:

Name:

Address:

ESCROW AGENT

By:

Name:
Title:

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EXHIBIT D

CONSENT OF SPOUSE OR DOMESTIC PARTNER

I,                                  ,    spouse    or    registered    domestic    partner    of                             , have read and approve the Restricted Stock Purchase Agreement dated                 ,         , between my spouse or registered domestic partner and Ideaya Biosciences, Inc. In consideration of granting of the right to my spouse or registered domestic partner to purchase shares of common stock of Ideaya Biosciences, Inc. set forth in the Restricted Stock Purchase Agreement, I hereby appoint my spouse or registered domestic partner as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Restricted Stock Purchase Agreement insofar as I may have any rights in said Restricted Stock Purchase Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Restricted Stock Purchase Agreement.

Dated:                                      ,

Signature of Spouse or Registered Domestic Partner

EXHIBIT E

INVESTMENT REPRESENTATION STATEMENT

PURCHASER :

COMPANY :	Ideaya Biosciences, Inc.

SECURITY :	Common Stock

AMOUNT :

DATE :

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of Ideaya Biosciences, Inc., a Delaware corporation (the “Company”), the undersigned (“Purchaser”) represents to the Company the following:

1. Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser is acquiring these Securities for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2. Purchaser acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein. Purchaser understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Purchaser’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Purchaser further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Securities. Purchaser understands that any certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws or agreements.

3. Purchaser is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Stock Purchase Right to Purchaser, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may under present law be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Stock Purchase Right, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than six months, or, in the event the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, not less than one year, after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above or, in the case of a non-affiliate who subsequently holds the Securities less than one year, the satisfaction of the conditions set forth in section (2) of the paragraph immediately above..

4. Purchaser further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Purchaser understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Purchaser:

[Purchaser]

Date:                                          ,

2

FORM OF 83(B) ELECTION AND INSTRUCTIONS

These instructions are provided to assist you if you choose to make an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the shares of common stock of Ideaya Biosciences, Inc. transferred to you. Please consult with your personal tax advisor as to whether an election of this nature will be in your best interests in light of your personal tax situation.

The executed original of the Section 83(b) election must be filed with the Internal Revenue Service not later than 30 days after the date the shares were transferred to you. PLEASE NOTE: There is no remedy for failure to file on time. The steps outlined below should be followed to ensure the election is mailed and filed correctly and in a timely manner. ALSO, PLEASE NOTE: If you make the Section 83(b) election, the election is irrevocable.

Complete Section 83(b) election form (attached as Attachment 1) and make four (4) copies of the signed election form. (Your spouse, if any, should sign the Section 83(b) election form as well.)

Prepare the cover letter to the Internal Revenue Service (sample letter attached as Attachment 2).

Send the cover letter with the originally executed Section 83(b) election form and one (1) copy via certified mail, return receipt requested to the Internal Revenue Service at the address of the Internal Revenue Service where you file your personal tax returns. We suggest that you have the package date-stamped at the post office. The post office will provide you with a certified receipt that includes a dated postmark. Enclose a self-addressed, stamped envelope so that the Internal Revenue Service may return a date-stamped copy to you. However, your postmarked receipt is your proof of having timely filed the Section 83(b) election if you do not receive confirmation from the Internal Revenue Service.

One (1) copy must be sent to Ideaya Biosciences, Inc. for its records and one (1) copy must be attached to your federal income tax return for the applicable calendar year.

Retain the Internal Revenue Service file stamped copy (when returned) for your records.

Please consult your personal tax advisor for the address of the office of the Internal Revenue Service to which you should mail your election form.

ATTACHMENT 1

ELECTION UNDER INTERNAL REVENUE CODE SECTION 83(B)

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of shares (the “Shares”) of Common Stock of Ideaya Biosciences, Inc., a Delaware corporation (the “Company”).

The name, address and taxpayer identification number of the undersigned taxpayer are:

SSN:

The name, address and taxpayer identification number of the Taxpayer’s spouse are (complete if applicable):

SSN:

Description of the property with respect to which the election is being made:

                                  (        ) shares of Common Stock of the Company.

The date on which the property was transferred was                 . The taxable year to which this election relates is calendar year        .

Nature of restrictions to which the property is subject:

The Shares are subject to repurchase by the Company or its assignee upon the occurrence of certain events. This repurchase right lapses based upon the continued performance of services by the taxpayer over time.

The fair market value at the time of transfer (determined without regard to any lapse restrictions,              as defined in Treasury Regulation Section 1.83-3(i)) of the Shares was $                 per Share.

The amount paid by the taxpayer for Shares was $                 per share.

A copy of this statement has been furnished to the Company.

Dated:                             ,                                          Taxpayer Signature

The undersigned spouse of Taxpayer joins in this election. (Complete if applicable).

Dated:                                 ,                                                               Spouse’s Signature

Signature(s) Notarized by:

2

ATTACHMENT 2

SAMPLE COVER LETTER TO INTERNAL REVENUE SERVICE

                                         ,

VIA CERTIFIED MAIL

RETURN RECEIPT REQUESTED

Internal Revenue Service

[Address where taxpayer files returns]

Re:	Election under Section 83(b) of the Internal Revenue Code of 1986

Taxpayer:

Taxpayer’s Social Security Number:

Taxpayer’s Spouse:

Taxpayer’s Spouse’s Social Security Number:

Ladies and Gentlemen:

Enclosed please find an original and one copy of an Election under Section 83(b) of the Internal Revenue Code of 1986, as amended, being made by the taxpayer referenced above. Please acknowledge receipt of the enclosed materials by stamping the enclosed copy of the Election and returning it to me in the self-addressed stamped envelope provided herewith.

Very truly yours,

Enclosures

cc:	Ideaya Biosciences, Inc.